Exhibit 10.60

Execution Version

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”) is dated as of April 28, 2017 and is entered into by and among POST HOLDINGS, INC., a Missouri corporation (the “Borrower”), BARCLAYS BANK PLC, in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”), acting with the written consent of the Required Lenders, the Required Lenders and the Guarantors. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement (as defined below) after giving effect to this First Amendment.
RECITALS
WHEREAS, the Borrower, the Lenders party thereto and the Administrative Agent have entered into that certain Amended and Restated Credit Agreement, dated as of March 28, 2017 (as amended, supplemented, or modified prior to the date hereof, the “Credit Agreement”);
WHEREAS, the Borrower has requested certain amendments to the Credit Agreement as set forth below; and
WHEREAS, the Lenders party hereto and the Administrative Agent are willing to agree to the amendments requested by the Borrower, on the terms and conditions set forth in this First Amendment.
NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the Borrower, the Guarantors party hereto, the Lenders party hereto and the Administrative Agent hereby agree as follows:
Section I.AMENDMENTS
Subject to the satisfaction of the conditions set forth in Section II of this First Amendment, on the First Amendment Effective Date (as defined below), the Credit Agreement will be amended as follows:
A.    Section 1.01 of the Credit Agreement will be amended as follows:

a.	The defined term “Non-Guarantor Cap” as set forth in Section 1.01 of the Credit Agreement will be deleted in its entirety; and

b.	The defined term “Permitted Acquisition” as set forth in Section 1.01 of the Credit Agreement will be amended to remove “(the “Non-Guarantor Cap”)” from clause (b) thereof.
B.    Section 7.02(c) of the Credit Agreement will be amended and restated in its entirety to read as follows:
“(c) Investments (i) existing on the Closing Date in Subsidiaries existing on the Closing Date; provided that in the case of this clause (i), any such Investments in Subsidiaries that are not Loan Parties in the form of intercompany loans by Loan Parties shall be evidenced by notes that have been pledged (individually or pursuant to a global note) to the Administrative Agent in form and substance reasonably satisfactory to the Administrative Agent for the benefit of the Secured Parties unless such pledge would, in the good faith judgment of the Borrower, result in adverse tax consequences to the Borrower and its Subsidiaries as reasonably determined by Borrower in consultation with the Administrative Agent; (ii) in Loan Parties (including those formed or acquired after the Closing Date so long as the Borrower and its Subsidiaries comply with the applicable provisions of Section 6.11, provided that, notwithstanding anything to the contrary in this Agreement or any other Loan Document, the Lien of the Administrative Agent for the benefit of the Secured Parties shall not attach to any such Investment in the form of an intercompany loan and any intercompany note evidencing such loan shall not be required to be delivered to the Administrative Agent if any such note is subsequently reasonably promptly contributed to a Subsidiary that is not a Loan Party pursuant to

Section 7.02(c)(iv)); (iii) by Subsidiaries that are not Loan Parties in Subsidiaries that are not Loan Parties; and (iv) by the Borrower or any other Loan Party in Subsidiaries that are not Loan Parties; provided that, in the case of this clause (iv), (A) no Default or Event of Default shall have occurred and be continuing, (B) the Borrower and its Subsidiaries comply with the applicable provisions of Section 6.11, (C) the aggregate amount of all such Investments outstanding at any time (determined without regard to any write-downs or write-offs of such Investments) shall not exceed the sum of (1) the greater (x) of $275,000,000 and (y) 3.00% of Consolidated Total Assets of the Borrower plus (2) so long as the pro forma Consolidated Leverage Ratio would be less than 6.25:1.00, an amount not to exceed the Borrower Retained ECF Amount at the time of the making of such Investment plus (3) any Net Equity Proceeds; provided, further, that this clause (C) shall not apply to any such Investment that is in the form of an equity contribution or intercompany loan if, reasonably promptly following receipt of such equity contribution or intercompany loan, the proceeds of such equity contribution or intercompany loan shall be used by such Subsidiaries that are not Loan Parties (or Subsidiaries thereof) to consummate a Permitted Acquisition (and any such Investment described in this proviso shall not utilize the basket set forth in this clause (C)) and (D) any such Investments in the form of intercompany loans shall be evidenced by notes that have been pledged (individually or pursuant to a global note) to the Administrative Agent in form and substance reasonably satisfactory to the Administrative Agent for the benefit of the Secured Parties unless (x) such pledge would, in the good faith judgment of the Borrower, result in adverse tax consequences to the Borrower and its Subsidiaries as reasonably determined by Borrower in consultation with the Administrative Agent or (y) reasonably promptly following the making of such intercompany loan the holder of such note representing such loan contributes such note as an equity contribution to any Subsidiary that is not a Loan Party that will reasonably promptly following receipt of such equity contribution consummate (or cause one or more of its Subsidiaries to consummate) a Permitted Acquisition, in which case and in each such case, notwithstanding anything to the contrary in this Agreement or any other Loan Document, the Lien of the Administrative Agent for the benefit of the Secured Parties shall not attach to any such note, and any such note shall not be required to be delivered to the Administrative Agent;”
C.    Section 7.02(e) of the Credit Agreement will be amended and restated in its entirety to read as follows:
“(e) (i) Any Investments by the Borrower or any Guarantor in the form of Permitted Acquisitions and (ii) any Permitted Acquisition by any Subsidiary that is not a Loan Party (or any Subsidiary thereof) funded from, reasonably promptly following receipt thereof, the cash proceeds received by such Subsidiary (or any parent entity(ies) thereof that is also a Subsidiary and that received such proceeds in accordance with Section 7.02(c)(iv)) from any equity contribution or intercompany loan permitted under Section 7.02(c)(iv);”

D.    Section 7.03(c) of the Credit Agreement will be amended and restated in its entirety to read as follows:
“(c) (i) Guarantees by the Borrower or any Guarantor in respect of Indebtedness otherwise permitted hereunder of the Borrower or any Guarantor; (ii) Guarantees by any Subsidiary that is not a Loan Party in respect of Indebtedness otherwise permitted hereunder of the Borrower or any Subsidiary; and (iii) Guarantees by the Borrower or any Guarantor in respect of Indebtedness otherwise permitted hereunder of Subsidiaries that are not Loan Parties to the extent such Guarantee constitutes an Investment permitted by Sections 7.02(c)(i), 7.02(o) or 7.02(r)(i);”
SECTION II.    CONDITIONS TO EFFECTIVENESS
This First Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “First Amendment Effective Date”):
A.    Execution. The Administrative Agent shall have received a counterpart signature page of this First Amendment duly executed by the Borrower, the Guarantors and the Required Lenders.
B.    Representations and Warranties. The representations and warranties set forth in Section III of this First Amendment shall be true and correct.
SECTION III.    REPRESENTATIONS AND WARRANTIES
In order to induce the Administrative Agent and the Lenders to enter into this First Amendment and amend the Credit Agreement in the manner provided herein, each Loan Party which is a party hereto represents and warrants to the Administrative Agent and the Lenders that the following statements are true and correct in all material respects:
A.    Corporate Power and Authority. Each Loan Party has all requisite power and authority to execute, deliver and perform this First Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this First Amendment (the “Amended Credit Agreement”).
B.    Due Authorization; No Contravention. The execution and delivery by each Loan Party of this First Amendment and the performance by each Loan Party of the terms of this First Amendment and the Amended Credit Agreement have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any material contract to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law.
C.    Governmental Authorization; Other Consents. No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this First Amendment or the Amended Credit Agreement, except for the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect.

D.    Binding Effect. This First Amendment has been duly executed and delivered by each Loan Party that is a party hereto. Each of this First Amendment and the Amended Credit Agreement constitutes a legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).
E.    Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Article 5 of the Amended Credit Agreement or any other Loan Document are and will be true and correct in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all respects on and as of such earlier date, in each case after giving effect to this First Amendment; provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects.
F.    Absence of Default. No event has occurred and is continuing that would constitute an Event of Default or a Default, in each case after giving effect to this First Amendment and the transactions contemplated hereby.
SECTION IV.    ACKNOWLEDGMENT AND CONSENT
The Borrower hereby confirms its pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this First Amendment or any of the transactions contemplated hereby, such pledges, grants of security interests and other obligations, and the terms of each of the Loan Documents to which it is a party, as supplemented in connection with this First Amendment and the transactions contemplated hereby, are not impaired or affected in any manner whatsoever and shall continue to be in full force and effect and shall continue to secure all the Obligations.
Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this First Amendment and consents to the amendments to the Credit Agreement effected pursuant to this First Amendment. Each Guarantor hereby confirms its guarantees, pledges, grants of security interests and other obligations under and subject to the terms of each of the Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this First Amendment or any of the transactions contemplated hereby, such guarantees, pledges, grants of security interests and other obligations, and the terms of each of the Loan Documents to which it is a party, as modified or supplemented in connection with this First Amendment and the transactions contemplated hereby, are not impaired or affected in any manner whatsoever and shall continue to be in full force and effect and shall continue to secure all the Obligations.
Each Guarantor acknowledges and agrees that each Loan Document to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this First Amendment.
Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this First Amendment, the Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this First Amendment and (ii) nothing in the Credit Agreement, this First Amendment or any other Loan Document shall be deemed to require the consent of any Guarantor to any future amendments to the Credit Agreement.

SECTION V.    MISCELLANEOUS
A.    Reference to and Effect on the Credit Agreement and the Other Loan Documents.
(i)    On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Credit Agreement.
(ii)    Except as specifically amended by this First Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
B.    Loan Document. This First Amendment shall constitute a Loan Document under the terms of the Amended Credit Agreement.
C.    No Novation. By its execution of this First Amendment, each of the parties hereto acknowledges and agrees that the terms of the First Amendment do not constitute a novation, but, rather, an amendment of the terms of a pre-existing Indebtedness and related agreement, as evidenced by the Amended Credit Agreement.
D.    Headings. Section and Subsection headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose or be given any substantive effect.
E.    Applicable Law. THIS FIRST AMENDMENT AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE IN ANY WAY HERETO OR THE NEGOTIATION, EXECUTION OR PERFORMANCE HEREOF OR THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 10.14(b), (c) and (d), 10.15, 10.16 and 10.18 of the Credit Agreement are incorporated by reference herein and made a part hereof.
F.    Counterparts. This First Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single agreement. Delivery of an executed counterpart of a signature page of this First Amendment by facsimile or other electronic imaging means (e.g., in “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart of this First Amendment.
[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

Borrower:

POST HOLDINGS, INC.

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Senior Vice President, General Counsel and Chief Administrative Officer, and Secretary

Guarantors:

AGRICORE UNITED HOLDINGS INC.
ATTUNE FOODS, LLC
CUSTOM NUTRICEUTICAL LABORATORIES, LLC
DYMATIZE ENTERPRISES, LLC
DYMATIZE HOLDINGS, LLC
GOLDEN ACQUISITION SUB, LLC
GOLDEN BOY NUT CORPORATION
GOLDEN BOY PORTALES, LLC
POST ACQUISITION SUB IV, LLC
PREMIER NUTRITION CORPORATION
SUPREME PROTEIN, LLC
TA/DEI-A ACQUISITION CORP.
TA/DEI-B1 ACQUISITION CORP.
TA/DEI-B2 ACQUISITION CORP.
TA/DEI-B3 ACQUISITION CORP.
AMERICAN BLANCHING COMPANY
PRIMO PIATTO, INC.
DAKOTA GROWERS PASTA COMPANY, INC.
DNA DREAMFIELDS COMPANY, LLC
GB ACQUISITION USA, INC.
GOLDEN NUT COMPANY (USA) INC.
NUTS DISTRIBUTOR OF AMERICA INC.

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Secretary

[Signature Page to First Amendment]

MFI HOLDING CORPORATION
MICHAEL FOODS, INC.
MICHAEL FOODS GROUP, INC.
MICHAEL FOODS OF DELAWARE, INC.
NATIONAL PASTEURIZED EGGS, INC.
PCB BATTLE CREEK, LLC
POST CONSUMER BRANDS, LLC
POST FOODS, LLC
NATIONAL PASTEURIZED EGGS, LLC
CASA TRUCKING, INC.
CRYSTAL FARMS REFRIGERATED DISTRIBUTION COMPANY
MFI INTERNATIONAL, INC.
MOM BRANDS COMPANY, LLC
MOM BRANDS SALES, LLC
NORTHERN STAR CO.
PAPETTI’S HYGRADE EGG PRODUCTS, INC.
M.G. WALDBAUM COMPANY

By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: Assistant Secretary

[Signature Page to First Amendment]

BARCLAYS BANK PLC, as Administrative Agent and a Lender

By:	/s/ Ritam Bhalla
Name: Ritam Bhalla
Title: Director

[Signature Page to First Amendment]

PNC BANK, NATIONAL ASSOCIATION as a Lender

By:	/s/ Daniel J. Miller
Name: Daniel J. Miller
Title: Senior Vice President

[Signature Page to First Amendment]

Bank of America, N.A., as a Lender

By:	/s/ Matt Powers
Name: Matt Powers
Title: Director

[Signature Page to First Amendment]

Bank of Montreal, as a Lender

By:	/s/ Paul Harris
Name: Paul Harris
Title: Managing Director

[Signature Page to First Amendment]

CoBank, ACB, as a Lender

By:	/s/ Patrick Keleher
Name: Patrick Keleher
Title: Vice President

[Signature Page to First Amendment]

Very truly yours, CREDIT SUISSE AG, Cayman Islands Branch, as a Lender

By:	/s/ Christopher Day
Name: Christopher Day
Title: Authorized Signatory

By:	/s/ Peter Badal
Name: Peter Badal
Title: Authorized Signatory

[Signature Page to First Amendment]

DEUTSCHE BANK AG NEW YORK BRANCH as a Lender

By:	/s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Vice President

By:	/s/ Dusan Lazarov
Name: Dusan Lazarov
Title: Director

[Signature Page to First Amendment]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Ushma Dedhiya
Name: Ushma Dedhiya
Title: Authorized Signatory

[Signature Page to First Amendment]

HSBC Bank USA, National Association, as a Lender

By:	/s/ Catherine Dong
Name: Catherine Dong
Title: Vice President

RESTRICTED - [Signature Page to First Amendment]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Brendan Korb
Name: Brendan Korb
Title: Vice President

[Signature Page to First Amendment]

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:	/s/ Dmitriy Barskiy
Name: Dmitriy Barskiy
Title: Executive Director

[Signature Page to First Amendment]

NOMURA CORPORATE FUNDING AMERICAS, LLC as a Lender

By:	/s/ Lee Olive
Name: Lee Olive
Title: Managing Director

[Signature Page to First Amendment]

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH as a Lender

By:	/s/ Peter Duncan
Name: Peter Duncan
Title: Managing Director

By:	/s/ Robert Graff
Name: Robert Graff
Title: Managing Director

[Signature Page to First Amendment]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ John Flores
Name: John Flores
Title: Authorized Signatory

[Signature Page to First Amendment]

SUNTRUST BANK, as a Lender

By:	/s/ Tesha Winslow
Name: Tesha Winslow
Title: Director

[Signature Page to First Amendment]

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Craig Pearson
Name: Craig Pearson
Title: Associate Director

By:	/s/ Denise Bushee
Name: Denise Bushee
Title: Associate Director

[Signature Page to First Amendment]

Wells Fargo Bank, N.A., as a Lender

By:	/s/ Luke Harbinson
Name: Luke Harbinson
Title: Director

[Signature Page to First Amendment]